EMPLOYMENT AGREEMENT

     This EMPLOYMENT AGREEMENT (The "AGREEMENT") is entered into as of the day of November, 1999, by and between FUSION NETWORKS, INC., a Delaware corporation (the "COMPANY") and JOSE ABERG COBO (the "EMPLOYEE").

                             PRELIMINARY STATEMENTS

     WHEREAS, the COMPANY and the EMPLOYEE desire to enter into an employment relationship and believe it is in their mutual interest to set forth in writing the terms and conditions thereof; and

     WHEREAS, this AGREEMENT governs the employment relationship between the parties from and after the date hereof, and supersedes all previous agreements between them, either written or oral, heretofore made:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and promises hereinafter set forth, the parties hereto hereby agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   EMPLOYMENT

     The COMPANY hereby employs the EMPLOYEE and the EMPLOYEE accepts employment upon the terms and conditions of this AGREEMENT. The EMPLOYEE shall render, on behalf of the COMPANY, the services described on SCHEDULE A, attached hereto and made a part hereof, to COMPANY, as the COMPANY shall direct.

                                   ARTICLE II
                                      TERM

     The term of this AGREEMENT shall begin on the date first written above and shall end on the third anniversary of said date. The AGREEMENT may be extended by mutual agreement of the parties.

                                   ARTICLE III
                                     DUTIES

     Section 3.1. Duty to Provide Services. During the term of this AGREEMENT, the EMPLOYEE shall serve as Vice President - Business Development for the COMPANY.

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     Section 3.2. Full Time and Attention. The EMPLOYEE shall exclusively devote his "full professional time" and attention to the COMPANY'S business. THIS MEANS THAT NO OUTSIDE WORK WILL BE PERMITTED. EMPLOYEE further agrees that in the rendition of such services and in all aspects of his employment, he will comply with all policies, standards and regulations of COMPANY from time to time established as are currently in effect and as may be amended. Written copies of all such policies, regulations and schedules shall be provided to the EMPLOYEE.

                                   ARTICLE IV
                                  COMPENSATION

     Section 4.1. Salary. COMPANY shall pay EMPLOYEE, from and after the effective date of this AGREEMENT, a salary in the amounts indicated on SCHEDULE B, attached hereto and made part hereof, which salary shall be payable in twenty-four (24) equal semi-monthly payments.

     Section 4.2 Expense Reimbursement. The COMPANY shall reimburse EMPLOYEE for all reasonable travel, entertainment and other expenses related to his employment by or promotion of the COMPANY. EMPLOYEE shall provide a written accounting and explanation of all expenses for which reimbursement is sought on a monthly basis and the COMPANY shall reimburse all such expenses within ten
(10) days following receipt of each written accounting.

     Section 4.3 Bonuses. The EMPLOYEE shall be entitled to receive such bonuses as the Board shall determine from time to time in accordance with COMPANY policy and at the sole discretion of the Board.

     Section 4.4 Plan Participation. The EMPLOYEE shall be entitled to participate in any and all stock option, stock bonus, pension, profit sharing, retirement or other similar plans adopted by the COMPANY and shall receive an option grant for the number of shares and on the terms set forth on SCHEDULE B.

     Section 4.5 Other Benefits. The EMPLOYEE shall be entitled to such fringe benefits as the COMPANY shall establish for its employees generally which shall include with respect to the EMPLOYEE at least two weeks paid vacation annually, group medical insurance and such other benefits as the COMPANY shall adopt, subject to the discretion of the COMPANY to add or delete such standard benefits as the Board deems appropriate, from time to time.

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                                    ARTICLE V
                             DISABILITY; TERMINATION

     Section 5.1. Disability. In the event EMPLOYEE shall suffer a Disability (as hereafter defined), he shall be entitled to continue to receive his full salary for one (1) month upon such Disability, and one-half (1/2) of his full salary for the following one (1) month of such Disability. In the event that the EMPLOYEE becomes subject to a total Disability for more than(2) months, the EMPLOYEE shall be deemed to have suffered a "Permanent Disability" for the purposes of this AGREEMENT. The term "Disability" used herein shall mean the inability of the EMPLOYEE to substantially perform his regular employment obligations under this AGREEMENT due to mental or physical illness or accident as determined by a physician selected by the COMPANY, and agreed to by the EMPLOYEE, and the term "full salary" shall mean the regular gross monthly salary being paid to EMPLOYEE immediately prior to the onset of the Disability. All periods of time for which the EMPLOYEE is disabled shall be aggregated.

     Section 5.2. Automatic Termination Due to Death or Permanent Disability. In the event that at any time during the term of this AGREEMENT, the EMPLOYEE shall die or suffer any "Permanent Disability" (as such term is defined in Section 5.1.) then, in any such event, his employment by the COMPANY pursuant to this AGREEMENT shall automatically terminate on the date of his death or Permanent Disability, as the case may be, and neither the EMPLOYEE nor his estate shall have any further rights hereunder.

     Section 5.3. Termination by the Company for "Good Cause". The COMPANY shall have the right immediately to terminate the employment of the EMPLOYEE pursuant to this AGREEMENT for "Good Cause". In the event the COMPANY shall have no further obligation to provide the EMPLOYEE with any compensation, hereunder.

     Section 5.4. Definition of "Good Cause". For the purposes of this AGREEMENT, a termination of the EMPLOYEE by the COMPANY for "Good Cause" shall mean a termination due to only the following events:

     (i) the permanent loss by the EMPLOYEE of his physical ability to provide services to the COMPANY.

     (ii) The willful or knowing failure or refusal of the EMPLOYEE to perform his duties hereunder or to follow the reasonable directions of the Board of Directors of the COMPANY, unless such failure or refusal is cured within five
(5) days of written notice by the Board of Directors or its agent:

     (iii) performance by EMPLOYEE of his duties hereunder in a manner which in the reasonable opinion of the Board of Directors of the COMPANY is unsatisfactory, which performance is not corrected by the EMPLOYEE within thirty
(30) days from the date of a written notice from the COMPANY to the EMPLOYEE to correct and cure such unsatisfactory performance;

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

     (iv) actions of the EMPLOYEE that constitute dishonesty, embezzlement, theft, misappropriation of funds or a continuing violation of governmental regulations; or

     (v) any material breach or default by the EMPLOYEE of any of the terms or provisions of this AGREEMENT, unless such breach or default is cured by the Employee within thirty (30) days of his receipt of the COMPANY'S written objection to such breach or default.

     Section 5.5. Termination by the Employee for "Good Cause". The EMPLOYEE shall have the right to terminate his employment with the COMPANY pursuant to this AGREEMENT for "Good Cause", upon thirty (30) days prior written notice to the COMPANY. For the purposes of this Section 5.5., a termination by the EMPLOYEE for "Good Cause" shall mean any termination due to the material breach of or default under this AGREEMENT by the COMPANY, which default or breach is not cured by the COMPANY within fifteen (15) days of its receipt of the EMPLOYEE'S written objection to such breach or default. In the event of the EMPLOYEE's termination of employment pursuant to this AGREEMENT for "Good Cause", (i) all stock options held by the EMPLOYEE shall be fully vested and immediately exercisable, (ii) the non-compete provisions of Section 6.2 shall be void and non-enforceable, and (iii) the EMPLOYEE shall be entitled to receive payment of the salary in the amounts and at the times provided for in Section 4.1, less any amounts received from other employment, for the balance of the term of this AGREEMENT. Following the EMPLOYEE'S termination of employment pursuant to this AGREEMENT for "Good Cause", the EMPLOYEE shall be required to mitigate his damages by seeking comparable employment.

                                   ARTICLE VI
                          CONFIDENTIALITY; NON-COMPETE

     Section 6.1. Confidentiality. The EMPLOYEE acknowledges that during the course of his employment by the COMPANY, the EMPLOYEE may be given access to or may become acquainted with Confidential Information and Trade Secrets of the COMPANY. As used in this Section 6.1., Confidential Information and Trade Secrets of the COMPANY means all lists of the COMPANY'S clients and other information relating thereto, records and case histories, financial data and future plans, practices, plans, price lists, supplier lists, marketing plans, financial information, contracts or agreements with any person or entity, including, but not limited to, compilations of information which relate to the business of the COMPANY, it predecessors, officers, directors, or shareholders, or any subsidiary, affiliate, customer or supplier of the COMPANY, and which have not been disclosed by the COMPANY to the public. The EMPLOYEE agrees that, during the course of his employment by the COMPANY or at any time thereafter, he shall not publish, disseminate, use or disclose (directly or indirectly) in any manner any Confidential Information and Trade Secrets except as required in the course of his employment with the COMPANY or as otherwise may be required by law. All documents relating to the business of the COMPANY, including all Confidential information and Trade Secrets, whether prepared by the EMPLOYEE or otherwise coming into the EMPLOYEE'S possession, are the exclusive property of the COMPANY, and must not be removed form the premises of the COMPANY except as required in the course of employment with the COMPANY. The EMPLOYEE shall return all such documents (including any copies thereof) to the COMPANY when EMPLOYEE ceases to be employed by the COMPANY or upon the earlier request of the COMPANY.

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

     Section 6.2. Non-Compete. (i) EMPLOYEE covenants and agrees that he will not, during the period of this AGREEMENT or of his employment by or with the COMPANY, whichever period is longer, and for a period of twelve (12) months immediately following the termination of this AGREEMENT or his employment, whichever is longer, for any reason whatsoever, directly or indirectly, for himself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation or business of whatever nature (i) call upon any customer of the COMPANY (including, but not limited to, any customer obtained for the COMPANY by EMPLOYEE) for the purpose of soliciting or selling any products or services in competition with those of the COMPANY or its affiliates; (ii) call upon any employee of the COMPANY or any of its affiliates for the purpose or with the intent of enticing them away from or out of the employ of the COMPANY for any reason whatever; (iii) establish, enter it, be employed by or advise, consult with or become a part of, any company, partnership, corporation or other business entity or venture, or in any way engage in business for himself or for others, in competition with the COMPANY or its affiliates within one hundred (100) miles of the home office of the COMPANY and/or any affiliated company location, such location having a permanent and known facility wherein the EMPLOYEE has served in any capacity and wherever EMPLOYEE has performed duties or had management responsibility on behalf of the COMPANY or its affiliates; or (iv) during or after the term of his employment with the COMPANY, disclose the COMPANY'S customers or any other trade secrets of the COMPANY whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

     (ii) Because of the difficulty of measuring economic losses to the COMPANY and its affiliates as a result of his breach of the foregoing covenant and because of the immediate and irreparable damage that would be caused to the COMPANY and its affiliates for which it would have no other adequate remedy, EMPLOYEE agrees that the foregoing covenant may be enforced by the COMPANY and its affiliates in the event of breach by him by injunctions and restraining orders.

     (iii) It is agreed by the  parties  that the  foregoing  covenants  in this
Section 6.2 are necessary to protect the goodwill and business interests of the COMPANY and its affiliates and impose a reasonable restraint on EMPLOYEE in light of the activities and business of the COMPANY and its affiliates on the date of the execution of this AGREEMENT and the future plans of the COMPANY; but it is also the intent of the COMPANY and EMPLOYEE that such covenants be construed and enforced in accordance with the activities and business of the COMPANY and its affiliates on the date of the termination of the employment of EMPLOYEE.

     (iv) The covenants in this Section 6.2 are severable and separate and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable and the AGREEMENT shall thereby be reformed.

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

     (v) All of the covenants in this Section 6.2 shall be construed as an agreement independent of any other provision in this AGREEMENT and the existence of any claim or cause of action of EMPLOYEE against the COMPANY or its affiliates, whether predicated on this AGREEMENT or otherwise, shall not constitute a defense to the enforcement by the COMPANY of such covenants. It is specifically agreed that the period of twelve (12) months stated at the beginning of this Section 6.2, during which the agreements and covenants of EMPLOYEE made in this Section 6.2 shall be effective, shall be computed by excluding from such computation any time during which EMPLOYEE is in violation of any provision of this Section 6.2 and any time during which there is pending in any court of competent jurisdiction any action (including any appeal from any final judgment) brought by any person, whether or not a party to this AGREEMENT, in which action the COMPANY or its affiliates seeks to enforce the agreements and covenants of EMPLOYEE or in which any person contests the validity of such agreements and covenants or their unenforceability or seeks to avoid their performance or enforcement.

                                   ARTICLE VII
                                EQUITABLE RELIEF

     Section 7.1. No Undue Influence. The COMPANY and the EMPLOYEE acknowledge that the terms and conditions of this AGREEMENT have been negotiated by them on an arm-length's basis, and neither party has been subject to overbearing or undue influence. The EMPLOYEE specifically acknowledges that the terms and conditions of this AGREEMENT, including without limitation, the provisions of
ARTICLE VI, are reasonable and that they do not significantly prevent him from engaging in his occupation, but rather apply only to a few areas of the most critical concern to the COMPANY. The EMPLOYEE further acknowledges that substantial opportunities are available to him for the earnings of a livelihood in his profession and that the provisions of ARTICLE VI will not materially limit his ability to earn a satisfactory income.

     Section 7.2. Right of the Company to Injunctive Relief. The EMPLOYEE acknowledges that the services to be rendered under the provisions of this AGREEMENT are of a special, unique and extraordinary character and it would be difficult or impossible to replace such services and that by reason thereof, the EMPLOYEE agrees and consents that if he violates the provisions of this AGREEMENT (including, without limitation, ARTICLE VI of this AGREEMENT), the COMPANY, in addition to any other rights and remedies available under this AGREEMENT or otherwise, shall be entitled to an injunction, without bond, to be issued by any tribunal of competent jurisdiction restricting the EMPLOYEE from committing or continuing any violation of this AGREEMENT. If a court construing this AGREEMENT should hold that the duration or scope (geographic or otherwise) of the covenants contained herein are unreasonable, then, to the extent permitted by law, the Court may describe a duration or scope (geographic or otherwise) that is reasonable, and the parties agree to accept such determination, subject to their rights of appeal. Nothing herein stated shall be construed as prohibiting the COMPANY or any third party from pursuing any other remedies available to it for such breach or threatened breach, including recovery of damages from the EMPLOYEE.

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

                                  ARTICLE VIII
                           REPRESENTATIONS OF EMPLOYEE

     EMPLOYEE has represented and hereby represents and warrants to the Company that he is not subject to any restriction or non-competition covenant in favor of a former employer or any other person or entity and that the execution of this AGREEMENT by EMPLOYEE and his employment by the COMPANY or its affiliates and the performance of his duties hereunder will not violate or be a breach of any agreement with a former employer or any other person or entity. Further, EMPLOYEE agrees to indemnify the COMPANY and its affiliates for any claim, including, but not limited to, attorney's fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the COMPANY or its affiliates based upon or arising out of any non-competition agreement or invention and secrecy agreement between EMPLOYEE and such third party.

                                   ARTICLE IX
                                  MISCELLANEOUS

     Section 9.1. Survival. The provisions of ARTICLES VI, VII and VIII hereof shall survive the termination of this AGREEMENT and the EMPLOYEE'S employment by the COMPANY hereunder, regardless of the cause of such termination.

     Section 9.2. Entire Agreement.This agreement between the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both oral and written, between the parties hereto with respect to such subject matter.

     Section 9.3. Amendment. This AGREEMENT may not be amended or modified in any respect, except by the mutual written agreement of the parties hereto.

     Section 9.4. Waivers and Remedies. The wavier by any of the parties hereto of any other party's prompt and complete performance, or breach or violation of any provision of this AGREEMENT shall not operate as, nor be construed to be, a waiver of any prior or subsequent breach or violation, and the wavier by any of the parties hereto to exercise any right or remedy which it may possess hereunder shall not operate as, nor be construed as a bar to the exercise of such right or remedy by such party or parties upon the occurrence of any subsequent breach or violation.

     Section 9.5. Severability. In case any provision of this AGREEMENT shall be held to be invalid, illegal or unenforceable, in whole or in part, neither the validity of the remaining part of such provision nor the validity of any other provisions of this AGREEMENT shall in any way be affected.

     Section 9.6. Descriptive Headings. Descriptive headings contained in this AGREEMENT are for convenience purposes only and shall not control or affect in any way the meaning or construction of any or all of the provisions of this AGREEMENT.

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

     Section 9.7. Counterparts. This AGREEMENT may be executed in any number of counterparts and by the separate parties hereto in separate counterparts, all of which shall be deemed to be an original and one and the same instrument.

     Section 9.8. Notices. All notices under this AGREEMENT shall be in writing and shall be given by personal delivery, by telegram, or by registered or certified mail, postage prepaid, return receipt requested, to the parties at the addresses as set forth below (or at such other address as any of the EMPLOYEE or COMPANY may hereafter specify in writing from time to time). Notices, if personally delivered, shall be deemed to have been received on the date of delivery; if by telegram, on the day sent; and if given by registered or certified mail, on the third business day after mailing.

If to the COMPANY, addressed to:    FUSION NETWORKS, INC.,
                                    8115 N.W. 29th Street
                                    Miami, Florida 33122
                                    Attn: Hernando Bahamon, President

If the EMPLOYEE, addressed to:      JOSE ABERG COBO
                                    -------------------------
                                    -------------------------

     Section 9.9. Assignment. This AGREEMENT is personal as to the EMPLOYEE and neither this AGREEMENT nor any rights, interest or benefits of the EMPLOYEE hereunder may be assigned by the EMPLOYEE without the prior written consent of the COMPANY. This AGREEMENT may be assigned by the COMPANY, with the prior written consent of the EMPLOYEE.

     Section 9.10. Applicable Law. This AGREEMENT shall be governed by, and shall be construed, interpreted and enforced in accordance with, the laws of the State of Florida.

     Section 9.11. Binding Effect and Agreement. This AGREEMENT shall be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     Section 9.12. Attorney's Fees. If any legal action is brought for the enforcement of any of the provisions of this AGREEMENT, the prevailing party shall be entitled to recover, upon final judgment on the merits, reasonable attorneys' fees (including attorneys' fees for any appeal) incurred in bringing such action.

     Section 9.13. Indemnification. The COMPANY shall indemnify EMPLOYEE against any losses, costs, claims or damages arising from EMPLOYEE's employment by the COMPANY to the full extent permitted by the COMPANY's Certificate of Incorporation and Bylaws.

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

     Section 9.14. Administration. The COMPANY shall make all determinations as to rights and benefits under this AGREEMENT. Any decision by the COMPANY denying a claim for benefits under this AGREEMENT shall be stated in writing and delivered or mailed to the EMPLOYEE and COMPANY both mutually agree that they shall execute any instruments and perform any and all acts which may be necessary or proper to carry out the purposes of this AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have placed their hands as of the day and year first above written.

                                          COMPANY:
                                          FUSION NETWORKS, INC.,


                                            BY:               /s/
                                            NAME:
                                            TITLE:

                                            EMPLOYEE:



                                            BY:              /s/
                                                JOSE ABERG COBO